Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1991-1

KEY PERFORMANCE FACTORS
October, 1996

Scheduled Maturity                                                 4/15/97


Coupon                                                  7.75%


Excess Protection Level
   3 Month Average  6.38%
     October, 1996  6.67%
     September, 1996  5.95%
     August, 1996  6.51%

Cash Yield                                              21.25%

Investor Charge Offs                                    4.33%

Base Rate                                               10.25%

Over 35 Day Delinquency                                 4.81%

Seller's Interest                                       21.94%

Total Payment Rate                                      10.45%

Total Principal Balance                                $8,198,525,378.32

Investor Participation Amount                          $500,000,000.02

Seller Participation Amount                            $1,798,525,378.27